Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the Quarterly Report of Laserscope on Form 10-Q for the three months ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Derek Bertocci, Vice President, Finance and Chief Financial Officer of Laserscope, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	such Quarterly Report on Form 10-Q for the three months ended September 30, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the three months ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Laserscope.

Date: November 9, 2005	By:	/s/ Derek Bertocci

Derek Bertocci
Vice President, Finance and
Chief Financial Officer